Background, Organization, and Summary of Significant Accounting Policies - Schedule of Estimated Future Amortization of Intangible Assets (Details) - Centuri - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Finite-Lived Intangible Assets [Line Items]
2023	$ 26,690
2024	26,690
2025	26,678
2026	26,455
2027	26,088
Thereafter	262,647
Net Carrying Amount	$ 395,248	$ 426,505